Economic dependence and segmented reporting	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Economic dependence and segmented reporting

21. Economic dependence and segmented reporting

The Company’s revenue-producing operations consist of generating wind and solar energy in the States of California and Arizona. The Company’s revenues are derived from a single customer in California and a single customer in Arizona. The revenues are based on power purchase agreements signed between the parties. The customers have credit ratings of A-2 by Standard & Poor’s (“S&P”) and Ba1 by Moody’s, respectively.

The Company is primarily involved in the acquisition and development of wind farms in the U.S. and has determined that its reportable segment is based on the fact that the Company’s projects have the same economic characteristics and represents the manner in which the Company’s chief decision maker views and evaluates the Company’s business. The Company has one reportable segment.